                                                                    EXHIBIT 99.3
                               NON-CASH ELECTION

            to accompany certificates for shares of Common Stock of

                              CITATION CORPORATION

in the event a holder elects to retain all or a portion of his or her shares in connection with the merger of RSJ Acquisition Co. with and into

                              CITATION CORPORATION

  This Form is to accompany certificates for shares (the "Common Stock Certificates") of common stock, par value $.01 per share ("Citation Common Stock"), of Citation Corporation ("Citation") which are subject to an election (a "Non-Cash Election") to retain shares of Citation Common Stock ("Non-Cash Election Shares") in connection with the proposed merger (the "Merger") of RSJ Acquisition Co. ("Mergerco") with and into Citation. HOLDERS OF CITATION COMMON STOCK WHO WISH TO RECEIVE A CASH PAYMENT FOR ALL OF THEIR SHARES OF CITATION COMMON STOCK AND WHO THEREFORE DO NOT WISH TO MAKE A NON-CASH ELECTION FOR ANY OF THEIR SHARES OF CITATION COMMON STOCK NEED NOT SUBMIT THIS FORM OR ANY CERTIFICATES AT THIS TIME. Each share of Citation Common Stock for which an election to retain Citation Common Stock is not made will automatically be converted into the right to receive an amount equal to $17.00 in cash (the "Cash Price") from Citation following the Merger. A NON-CASH ELECTION PURSUANT TO THIS FORM WILL ONLY BE VALID IF IT RELATES TO 10,000 OR MORE NON-CASH ELECTION SHARES. ANY FORM THAT RELATES TO FEWER THAN 10,000 NON-CASH ELECTION SHARES SHALL BE NULL AND VOID.

                     The Exchange Agent for the Merger is:
                              THE BANK OF NEW YORK

         By Hand:           By Overnight Delivery:           By Mail:
--------------------------------------------------------------------------------
 Tender & Exchange Dept.   Tender & Exchange Dept.    Tender & Exchange Dept.
    101 Barclay Street        101 Barclay Street          P. O. Box 11248
 Receive & Deliver Window  Receive & Deliver Window    Church Street Station
 New York, New York 10286  New York, New York 10286  New York, New York 10286-
                                                                1248


                        FOR GUARANTEE OF DELIVERY ONLY:
                               Facsimile Number:
                                 (212) 815-6213

                                Confirm Number:
                                 (800) 507-9357

  DELIVERY OF THIS FORM TO AN ADDRESSEE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

  THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS FORM IS COMPLETED.

  THE DEADLINE FOR SUBMITTING THIS FORM TO THE EXCHANGE AGENT. TOGETHER WITH YOUR COMMON STOCK CERTIFICATES (OR AFFIDAVITS AND INDEMNIFICATION FOR LOST COMMON STOCK CERTIFICATES OR GUARANTEES OF DELIVERY OF COMMON STOCK CERTIFICATES), IS 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER , 1999, UNLESS EXTENDED.

  Holders of Citation Common Stock whose Common Stock Certificates are not immediately available or who cannot deliver their Common Stock Certificates and all other documents required hereby to the Exchange Agent prior to 5:00 p.m., New York City time, on November , 1999, unless extended (the "Election Date"), and who wish to make an Election must do so pursuant to the affidavit and indemnification procedure for lost Common Stock Certificates described in Instruction D5 or the guaranteed delivery procedure described in Instruction A1.

  RECORD HOLDERS OF CITATION COMMON STOCK MAY ELECT TO RETAIN SHARES OF CITATION COMMON STOCK WITH RESPECT TO AT LEAST 10,000 SHARES OF CITATION COMMON STOCK HELD BY SUCH HOLDERS. THE EXCHANGE AGENT RESERVES THE RIGHT TO DEEM THAT YOU HAVE MADE "NO NON-CASH ELECTION" IF: (i) YOU FAIL TO FOLLOW INSTRUCTION ON THIS ELECTION FORM INCLUDING SUBMISSION OF YOUR CITATION COMMON STOCK CERTIFICATE(S), AN AFFIDAVIT AND INDEMNIFICATION FOR LOST COMMON STOCK CERTIFICATES AND/OR GUARANTEE OF DELIVERY OF COMMON STOCK CERTIFICATES; (ii) THIS ELECTION FORM RELATES TO FEWER THAN 10,000 SHARES; OR (iii) THE COMPLETED ELECTION FORM (INCLUDING CITATION COMMON STOCK CERTIFICATES(S), AN AFFIDAVIT AND INDEMNIFICATION FOR LOST COMMON STOCK CERTIFICATES AND/OR GUARANTEE OF DELIVERY OF COMMON STOCK CERTIFICATES) IS NOT RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS SET FORTH ABOVE BY 5:00 P.M. NEW YORK CITY TIME, ON THE ELECTION DATE. SHARES FOR WHICH SUCH AN ELECTION IS NOT MADE SHALL AUTOMATICALLY BE EXCHANGED FOR THE CASH PRICE (AS DEFINED HEREIN).

  List below the Common Stock Certificates to which this Form relates. If the space provided below is inadequate, the information shown in the space below with respect to the Common Stock Certificates and the type of election should be listed on a separate signed schedule affixed hereto.

  BOX 1
   Name and
   Address
   of
   Registered
   Holder      Total Number of Shares As To Which a Non-Cash
   (1)         Election Is Made
                                     ------------------------
                                                 Number of
                                Number of      Shares As To
                                 Shares        Which a Non-
                Certificate  Represented by  Cash Election is
                  Number       Certificate        Made (2)
-------------------------------------------------------------
                                     ------------------------
                                     ------------------------
                                     ------------------------
                                     ------------------------
                                     ------------------------
                                     ------------------------
               Total Shares

(1) Only certificates registered in identical forms may be deposited with this Non-Cash Election Form. If certificates are registered in different forms (e.g., John R. Doe and J. R. Doe), it will be necessary to complete, sign and submit as many Election Forms as there are registrations.
(2) Unless otherwise indicated, it will be assumed that all shares submitted are to be treated as having made a Stock Election, provided that the total number of shares submitted is at least 10,000.

IF YOUR CERTIFICATE(S) HAS BEEN LOST, STOLEN, OR DESTROYED, CONTACT THE EXCHANGE AGENT AT (800) 507-9357 (SEE INSTRUCTION D5).

Ladies and Gentlemen:

  In connection with the proposed merger (the "Merger") of Mergerco with and into Citation Corporation, the undersigned hereby submits the Common Stock Certificates evidencing the shares listed above, and elects, subject to the proration and other limitations set forth below and as more fully described in the Agreement and Plan of Merger and Recapitalization, dated as of June 24, 1999, as amended, by and between Citation and Mergerco (the "Merger Agreement"), attached as Annex A to the Proxy Statement/Prospectus (as defined below), to have each one of the shares of Citation Common Stock represented by such Common Stock Certificates become the right to receive one fully paid and nonassessable share of Citation Common Stock (a "Non-Cash Election Share"). No fractional shares of Citation Common Stock will be issued in the Merger. Holders of shares of Citation Common Stock will be entitled to receive cash in lieu of such fractional shares.

  It is understood that the following election is subject to (a) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, dated October , 1999, relating to the Merger (the "Proxy Statement/Prospectus"), receipt of which is hereby acknowledged by the undersigned, (b) the terms, conditions and limitations set forth in the Merger Agreement and (c) the instructions herein. The acceptance of Citation Common Stock delivered pursuant to this Form will constitute a binding agreement between the undersigned and Citation upon the terms and subject to the conditions of (a), (b) and (c) listed above. There can be no assurance that a holder of Citation Common Stock will retain Non-Cash Election Shares in such amounts as such stockholder elects to retain in the Merger. Because 1,062,619 shares of Citation Common Stock held by public stockholders (the "Retained Share Number") must be retained by existing stockholders, the right to retain Citation Common Stock is subject to proration as set forth in the Merger Agreement and described in the Proxy Statement/Prospectus. Therefore, holders of Citation Common Stock who elect to retain shares of Citation Common Stock may retain a lesser, prorated number of shares of Citation Common Stock than such holders elected to retain, plus cash, if the aggregate number of shares of Citation Common Stock elected to be retained exceeds the Retained Share Number. The Merger Agreement contemplates that approximately 94.1% of the fully diluted shares of Citation Common Stock prior to the Merger will be converted into cash and approximately 5.9% of such shares will be retained by existing stockholders. The shares to be retained will be equivalent to approximately 7.0% of the shares of Citation Common Stock which will be outstanding after the Merger.

  The undersigned authorizes and instructs you, as Exchange Agent, to receive the Common Stock Certificates listed above and to deliver on behalf of the undersigned, in exchange for the shares of Citation Common Stock represented thereby, any check for the cash or any certificates for the shares of Citation Common Stock issuable in the Merger. If Common Stock Certificates are not delivered herewith, there is furnished, as applicable, an affidavit and indemnification for any mutilated, lost, destroyed or stolen Common Stock Certificate or a Guarantee of Delivery of such Common Stock Certificates from an Eligible Institution (as defined herein). The undersigned represents and warrants that the undersigned has full power and authority to surrender the Common Stock Certificate(s) surrendered herewith or covered by an affidavit and indemnification for mutilated, lost, destroyed or stolen Common Stock Certificate or a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatsoever.

  The undersigned understands and acknowledges that the method of delivery of the Common Stock Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss and title to such Common Stock Certificate(s) shall pass only after the Exchange Agent has actually received the Common Stock Certificate(s). All questions as to the election revocation, change and form of any Election and surrender of Common Stock Certificates hereunder shall be determined by the Exchange Agent in its reasonable discretion, and such determination shall be binding and conclusive. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Citation to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the shares of Citation Common Stock delivered herewith.

  No authority hereby conferred or agreed to be conferred hereby shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue any check and register any certificate for shares of Citation Common Stock in the name of the registered holder(s) of the shares of Citation Common Stock appearing above under "Type of Election." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any check and any certificate for shares of Citation Common Stock to the registered holder(s) of such shares as the address(es) of the registered holder(s) appearing above under "Type of Election." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue any check and any certificate for shares of Citation Common Stock in the name(s) of, and/or mail such check and such certificate to, the person(s) so indicated.

BOX 2

                          SPECIAL PAYMENT INSTRUCTIONS

                              (SEE INSTRUCTION D7)

To be completed ONLY if the check is to be made payable to, or the certificates for Non-Cash Election Shares are to be registered in, the name of someone other than the undersigned.

                  Issue check and/or Share Certificate(s) to:

  Name:
     -------------------------------------------------------------------
                                 (Please Print)

  Address:
      -----------------------------------------------------------------

  -----------------------------------------------------------------------
                                                             (Include Zip
                                                             Code)

  -----------------------------------------------------------------------
              (Taxpayer Identification or Social Security Number)
                        (See Substitute Form W-9 Below)

BOX 3

                         SPECIAL DELIVERY INSTRUCTIONS

                              (SEE INSTRUCTION D8)

  To be completed ONLY if the check or the certificates for Non-Cash Election
    Shares are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

                   Mail check and/or Share Certificate(s) to:

  Name:
     -------------------------------------------------------------------
                                 (Please Print)

  Address:
      -----------------------------------------------------------------

  -----------------------------------------------------------------------
                                                             (Include Zip
                                                             Code)

  -----------------------------------------------------------------------
              (Taxpayer Identification or Social Security Number)
                        (See Substitute Form W-9 Below)

 BOX 4

                                   SIGN HERE
          (Important: Complete And Sign The Substitute Form W-9 Below)

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

 Must be signed by registered owner(s) exactly as name(s) appear(s) on Stock Certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney, executor, administrator, trustee or guardian or others acting in a fiduciary capacity, set forth full title and see Instruction D3.

                                                Dated:          , 1999

 Name(s): __________________________________________________________________

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                 (Please print)

 Capacity (full title): ____________________________________________________

 ---------------------------------------------------------------------------

 Address: __________________________________________________________________

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
                                                          (Include Zip Code)

 Area Code and Telephone Number: ___________________________________________

 Taxpayer Identification or Social Security Number: ________________________

 BOX 5

                           GUARANTEE OF SIGNATURE(S)
              (See Instructions D7 Concerning Signature Guarantee)

   If you have filled out the Special Payment Instructions above, you must have your signatures guaranteed.
                            (See Instruction D7.)

                         Dated:                  , 1999

 Authorized Signature: _____________________________________________________

 Name: _____________________________________________________________________
                               (Please Print)

 Name of Firm: _____________________________________________________________

 Address: __________________________________________________________________
                             (Include Zip Code)

 Area Code and Telephone No.: ______________________________________________

                           IMPORTANT TAX INFORMATION

  In order to ensure compliance with federal income tax requirements, each holder of shares of Citation Common Stock is requested to provide the Exchange Agent with his or her correct Taxpayer Identification Number and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below. See Instruction D10 and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

                          Payor: The Bank of New York
--------------------------------------------------------------------------------
 SUBSTITUTE          Part I: Please provide your      Social Security Number
                     TIN in the box at right and      or Employer
                     certify by signing and dating    Identification Number:
                     below.


 FORM W-9
 Department of
 the Treasury,
 Internal
 Revenue
 Service

                                                        ----------------
                  -------------------------------------------------------------
                     Part II: For Payees Exempt from Backup Withholding (see enclosed Guidelines)
                  -------------------------------------------------------------
                     Enter your Taxpayer Identification Number (TIN) above.
                     For individuals and sole proprietors, this is your social security number. For other entities, it is your Employer Identification Number. If you do not have a number, see how to obtain a TIN in the enclosed Guidelines.

                     Note: If the account is in more than one name, see the chart on page 2 of the enclosed Guidelines to determine what number to enter.
                  -------------------------------------------------------------
                     Certification: Under the penalties of perjury, I certify that:

                     (1) the number shown on this form is my correct taxpayer
                         identification number (or I am waiting for a number
                         to be issued to me, and I understand that 31% of all
 Payer's                 reportable payments made to me will be withheld, but
 Request for             that such amounts will be refunded to me if I then
 Taxpayer                provide a TIN within sixty (60) days);
 Identification
 Number

                     (2) I am not subject to backup withholding either
                         because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of the failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                     (3) Any other information provided on this form is true,
                         correct and complete.

                     You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you receive another notification from the
                     IRS that you are no longer subject to backup
                     withholding, do not cross out such item (2).
                  -------------------------------------------------------------

                     Signature                Date     , 1999


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

A. Special Conditions.

  1. Time in Which to Elect; Other Limitations. To be effective, a Non-Cash Election pursuant to the terms and conditions set forth herein, accompanied by the holder's certificates representing shares of Citation Common Stock, an affidavit and indemnification for lost Common Stock Certificates or a proper Guarantee of Delivery thereof, must be received by the Exchange Agent, at the address set forth above, no later than 5:00 P.M. New York City time, on November , 1999, unless extended (the "Election Date"). An election must also be for at least 10,000 shares. Holders of Citation Common Stock whose stock certificates are not immediately available may also make an effective Non-Cash Election by completing this form, having a Guarantee of Delivery Form properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Citation, no later than 5:00 P.M., New York City time, on the third New York Stock Exchange trading day after the date of execution of such guarantee of delivery). Subject to proration as described in the Proxy Statement/Prospectus, each share of Citation Common Stock with respect to which the Exchange Agent shall have not received an effective Non-Cash Election prior to the Election Date, or with respect to which the Exchange Agent has received an effective election and to which the proration procedures set forth in the Proxy Statement/Prospectus pertain, outstanding at the effective time of the Merger will be converted into the right to receive an amount equal to $17.00 in cash from Citation following the Merger. See Instruction B.

  2. Revocation of Election. Any Non-Cash Election may be revoked by the person who submitted this Form to the Exchange Agent and the certificate(s) for shares withdrawn by written notice duly executed and received by the Exchange Agent
(i) prior to 5:00 P.M. on the Election Date or (ii) after the Election Date, if (and to the extent that) the Exchange Agent is legally required to permit revocations and the effective time of the Merger shall not have occurred prior to such date. Such notice must specify the person in whose name the shares of Citation Common Stock to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If an Election is revoked, and the certificate(s) for shares withdrawn, the Citation Common Stock Certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s).

  3. Termination of Right to Elect. If for any reason the Merger is not consummated or is abandoned, all Non-Cash Elections will be void and of no effect. Certificate(s) for Citation Common Stock previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).

B. Election and Proration Procedures.

  A description of the election and proration procedures is set forth in the Proxy Statement/Prospectus under "The Merger and Recapitalization--Merger Consideration," "--Stock Election" and "--Conversion of Shares; Procedures for Exchange of Stock Certificates". A full statement of the election and proration procedures is contained in the Merger Agreement and all Elections are subject to compliance with such procedures. IN CONNECTION WITH MAKING ANY NON-CASH ELECTION, A HOLDER OF COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENT AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT/PROSPECTUS UNDER "THE MERGER AND RECAPITALIZATION--FEDERAL INCOME TAX CONSEQUENCES." SEE ALSO "RISK FACTORS--YOU WILL NOT RETAIN THE AMOUNT OF STOCK YOU ELECT TO RETAIN" IN THE PROXY STATEMENT/PROSPECTUS FOR A DISCUSSION OF THE PRORATION PROCEDURES APPLICABLE TO ALL HOLDERS OF COMMON STOCK WHO ELECT TO RETAIN NON-CASH ELECTION SHARES. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF NON-CASH ELECTION SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

C. Receipt of Non-Cash Election Shares or Checks.

  As soon a practicable after the effective time of the Merger, the Exchange Agent will mail certificate(s) for Non-Cash Election Shares and/or cash payments by check to the holders of Citation Common Stock with respect to each share of Citation Common Stock which is included in any effective Non-Cash Election. Holders of Citation Common Stock who declined to make a Non-Cash Election, or failed to make an effective Non-Cash Election, with respect to any or all of their shares will receive, for each such share, the right to receive an amount equal to $17.00 in cash as soon as practicable after the Common Stock Certificates have been submitted. No fractional shares will be issued in connection with the Merger. In lieu thereof, the Exchange Agent, as agent for the holders of Citation Common Stock who would otherwise become entitled to a fraction of a Non-Cash Election Share, shall remit an amount in cash equal to $17.00 per whole share to such holders according to their respective interests therein.

D. General.

  1. Execution and Delivery. This Form must be properly filled in (BOX 1), dated and signed in BOX 4, and must be delivered (together with all Common Stock Certificates held by such holder, an affidavit and Indemnification for lost Common Stock Certificates or with a duly signed Guarantee of Delivery of such Common Stock Certificates) to the Exchange Agent at any of the addresses set forth above. THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDERS, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

  2. Inadequate Space. If there is insufficient space on this Form to list all your Common Stock Certificates in BOX 1, please attach a separate list.

  3. Signatures. The signature (or signatures, in the case of Common Stock Certificates owned by two or more joint holders) on this Form should correspond exactly with the name(s) as written on the face of the Common Stock Certificates submitted unless the shares of Citation Common Stock described on this Form have been assigned by the registered holder(s), in which event this Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the such Common Stock Certificates. If this Form is signed by a person or persons other than the registered owners of the Common Stock Certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on such Common Stock Certificates. If this Form or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Form.

  4. Partial Exchanges. If fewer than all the shares represented by any certificate delivered to the Exchange Agent are to be received, fill in the number of shares which are elected to be retained (provided that such total number is at least 10,000) in the box entitled "Total Number of Shares with Respect to Which a Non-Cash Election is Made." In such case, the Exchange Agent will hold such certificates and, as soon as practicable after the effective time of the Merger, the registered holder will receive a check representing the amount of cash into which the remaining shares represented by such Common Stock Certificate are converted. ALL SHARES REPRESENTED BY COMMON STOCK CERTIFICATES SUBMITTED HEREUNDER WILL BE DEEMED TO HAVE BEEN ELECTED TO BE RETAINED UNLESS OTHERWISE INDICATED.

  5. Lost, Stolen or Destroyed Certificates. If your Common Stock Certificate(s) has been either lost, stolen or destroyed, you must contact the Exchange Agent at 800-507-9357 to receive an Affidavit and Indemnification Form. You will be instructed as to the steps you must take in order to receive a stock certificate representing Non-Cash Election Shares and/or any checks in accordance with the Merger Agreement.

  6. New Certificates And Checks in Same Name. If any stock certificate(s) representing Non-Cash Election Shares or any check(s) in respect of Non-Cash Election Shares are to be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing shares of Citation Common Stock submitted with this Form, no endorsement of Common Stock Certificate(s) or separate stock power(s) is required.

  7. New Certificates And Checks in Different Name. If the section entitled "Special Payment Instructions" is completed then signatures on this Non-Cash Election Form must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents' Medallion Program (each an "Eligible Institution"). If the surrendered certificates are registered in the name of a person other than the signer of this Non-Cash Election Form, or if the issuance is to be made to a person other than the signer of this Non-Cash Election Form, or if the issuance is to be made to a person other than the registered owner(s), then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the Certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

  8. Special Delivery Instructions. If the checks are to be payable to the order of, or the certificates for Non-Cash Election Shares are to be registered in, the name of the registered holder(s) of shares of Citation Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in BOX 3.

  9. Miscellaneous. A single check and/or a single stock certificate representing Non-Cash Election Shares will be issued. All questions with respect to this Form and the Non-Cash Elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation or any Non-Cash Election and computations as to proration) will be determined by Citation and Mergerco, which determination shall be conclusive and binding.

  10. Backup Federal Income Tax Withholding And Substitute Form W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any payments made to holders of Citation Common Stock pursuant to the Merger. To prevent backup withholding, each holder must complete and sign the Substitute Form W-9 included in this Form and either: (a) provide the current taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder that the holder is not longer subject to backup withholding; or (b) provide an adequate basis for exemption from backup withholding. If the box in Part 2 of the substitute Form W-9 is checked, the Exchange Agent shall receive 31% of cash payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the Common Stock Certificates for Citation Common Stock are registered in more than one name or are not in the name of the actual owner, consult the Guidelines of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption from backup withholding, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Citation Common Stock is held in more than one name), consult the Guidelines of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9, which are enclosed. Failure to complete the Substitute Form W-9 will not, by itself, cause Citation Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Merger. Backup withholding is not an additional federal income tax and may be claimed asa credit against the U.S. federal income tax liability of a holder of Citation Common Stock, provided that the required information is furnished to the IRS. If backup withholding results in an overpayment of federal income tax, a refund maybe obtained. Additional copies of this Form may be obtained from the Exchange Agent at (800) 507-9357.